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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 21, 2015

ORBITAL ATK, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10582 (Commission File No.)	41-1672694 (I.R.S. Employer Identification No.)

45101 Warp Drive Dulles, Virginia (Address of principal executive offices)	20166 (Zip Code)

(703) 406-5000
Registrant's telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

        The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act").

        In a preliminary offering memorandum dated September 21, 2015 (the "Preliminary Offering Memorandum"), distributed to prospective investors in connection with the proposed private notes offering described under Item 8.01 of this Current Report on Form 8-K, Orbital ATK, Inc. (the "Company") disclosed certain information to prospective investors. The sections of the Preliminary Offering Memorandum captioned "Summary—Reconciliation of Pro Forma Adjusted EBITDA" and "Recent Developments" are excerpted from the Preliminary Offering Memorandum and are furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 7.01.

Item 8.01.    Other Events.

        On September 21, 2015, the Company issued a press release announcing its intention to offer $400 million aggregate principal amount of senior notes due 2023 (the "Notes") in a private offering, subject to market and other conditions. This press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

        The Notes will not be registered under the Securities Act or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

        The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of the Company.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
99.1	The sections captioned "Summary—Reconciliation of Pro Forma Adjusted EBITDA" and "Recent Developments" of the Preliminary Offering Memorandum.
99.2	Press Release, dated September 21, 2015, announcing the private offering of $400 million of Senior Notes.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL ATK, INC.

	By:	/s/ GARRETT E. PIERCE Name: Garrett E. Pierce Title: Chief Financial Officer
Date: September 21, 2015

 EXHIBIT INDEX

Exhibit No.	Description
99.1	The sections captioned "Summary—Reconciliation of Pro Forma Adjusted EBITDA" and "Recent Developments" of the Preliminary Offering Memorandum.
99.2	Press Release, dated September 21, 2015, announcing the private offering of $400 million of Senior Notes.

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  Item 7.01. Regulation FD Disclosure.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX